                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         VALOR INVESTMENT FUND, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                          VALOR INVESTMENT FUND, INC.
                          2290 FIRST NATIONAL BUILDING
                            DETROIT, MICHIGAN  48226

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 10, 1998

                                 -------------


     That the Annual Meeting of Shareholders of Valor Investment Fund, Inc. (the "Company") will be held at 222 Lakeview Avenue, Suite 800, West Palm Beach, Florida, on Tuesday, November 10, 1998, at 10:15 a.m. local time, for the purposes of:

         1. Electing four directors to serve until the 1999 Annual Meeting of Shareholders;

         2. To consider and act upon a proposal to ratify and approve Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year ending on July 31, 1999; and

         3. Transacting such other business as may properly come before the meeting or any adjournment thereof.


         You are invited to attend the meeting. However, if you do not expect to attend in person, you are urged to sign and return immediately the enclosed proxy which is solicited by the Board of Directors. A postage-paid envelope is enclosed for your use in returning the proxy. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                           By:  Order of the Board of Directors,




                                           /S/ ERNEST J. SCHWARTZ
                                           ----------------------------------
                                           ERNEST J. SCHWARTZ
                                           Secretary

Detroit, Michigan
October 23, 1998

                                                     Valor Investment Fund, Inc.
PROXY STATEMENT            October 23, 1998          2290 First National Bldg.
                                                     Detroit, Michigan 48226


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Valor Investment Fund, Inc., a Michigan corporation (sometimes hereinafter referred to as the "Company"), for use at the Annual Meeting of the Shareholders of the Company to be held at 222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401 on November 10, 1998, at 10:15 a.m., Eastern Standard Time, and at any adjournments thereof.

         Any shareholder executing and delivering the enclosed proxy has power, if he or she so elects, to revoke the proxy and the authority given by it at any time prior to the exercise of such authority. The giving of the proxy does not affect the right to vote in person if the shareholder should attend the meeting.

         Only shareholders of record at the close of business on October 23, 1998 will be entitled to vote at the meeting or any adjournment thereof. On such date there were issued and outstanding 883,525 shares of $1.00 par value Common Stock. Each share is entitled to one vote on all matters coming before the meeting. Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. This Proxy Statement is first being mailed to shareholders on or about October 26, 1998.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             HOLDERS AND MANAGEMENT

         The following table sets forth information concerning the ownership of the Company's Common Stock for each person beneficially owning more than 5% of the Common Stock, for each director or nominee for election as a director of the Company and for all officers, directors and nominees as a group.


                                                                    Amount
                                                                 Beneficially
Title of                 Name and Address                          Owned at              Percent
 Class                   of Beneficial Owner                  October 23, 1998(1)        of Class
-------                  -------------------                 -------------------         --------

Common Stock            William B. Klinsky                         167,918               19.0%
                        4531 Bocaire Boulevard
                        Boca Raton, Florida  33487

Common Stock            Constance S. Klinsky Trust (2)             168,355               19.1%
                        (same address as above)

Common Stock            Richard M. Klinsky (3)                      47,957                5.4%
                        (same address as above)

Common Stock            Steven Klinsky (3)                          47,957                5.4%
                        (same address as above)

Common Stock            Ernest J. Schwartz and                     152,002               17.2%
                        Edith Schwartz, his wife
                        1815 Mt. Carmel
                        Las Vegas, Nevada  89123

Common Stock            Ernest J. Schwartz (4)                     180,185               20.4%
                        (same address as above)

Common Stock            Mark B. Schwartz (4)                        50,000                5.7%
                        (same address as above)

Common Stock            Ronald H. Schwartz (4)                      50,000                5.7%
                        (same address as above)

Common Stock            William L. Jiler                                 0                 --
                        4132 Bocaire Boulevard
                        Boca Raton, Florida  33487


                                                                    Amount
                                                                  Beneficially
Title of                 Name and Address                          Owned at               Percent
 Class                   of Beneficial Owner                 October 23, 1998(1)          of Class
-------                  -------------------                 -------------------          --------

Common Stock            Walter Sloane                                  0                   --
                        4156 Bocaire Boulevard
                        Boca Raton, Florida  33487


 Common Stock           All Officers, Directors
                        and Nominees as a Group
                        (4 Persons)                                764,824                86.6%


(1) Named shareholders have sole voting power and sole investment power.

(2) Mrs. Constance Klinsky passed away in May, 1996. Mr. William B. Klinsky, as trustee of the Constance S. Klinsky Trust, has voting power over the shares held by the trust.

(3) William B. Klinsky is the father of Richard and Steven Klinsky.

(4) Ernest J. Schwartz is the father of Ronald and Mark Schwartz.

                              ELECTION OF DIRECTORS

         Four directors will be elected at the annual meeting, each to hold office until the next Annual Meeting of Shareholders, or until a successor is elected and qualified. The following table sets forth information regarding the four nominees for election. Proxies will be voted for the election of such nominees. If, as a result of circumstances not now known or foreseen, any of such nominees shall be unavailable to serve as a director, proxies will be voted for election of such other person as Management may select.

     Name
Year First Elected
     Director                          Age          Principal Occupation
------------------                     ---          --------------------

William B. Klinsky*                    71          President of the Company
      1968

Ernest J. Schwartz*                    75          Vice President, Secretary and
       1968                                        Treasurer of the Company

William L. Jiler                       73          Retired
       1991

Walter Sloane                          72          Retired
       1991





     * Mr. Klinsky and Mr. Schwartz are each an "interested person" pursuant to section 2(a)(19) of the Investment Company Act of 1940 by virtue of being an officer, director and an owner of more than 5% of the outstanding Common Stock of the Company. Mr. Klinsky and Mr. Schwartz are brothers-in-law.

         The Company has no audit, nominating or compensation committee. During the fiscal year ended July 31, 1998, the directors will have held two meetings in addition to taking numerous actions by unanimous consent.

                      COMPENSATION OF AND OTHER INFORMATION
                     ABOUT EXECUTIVE OFFICERS AND DIRECTORS

         The Company did not pay any cash compensation to its executive officers for the fiscal year ended July 31, 1998.

         The standard arrangement for remuneration of directors is as follows: officers of the Company who are directors do not receive any remuneration for services as a director. Each outside director of the Company receives a stipend of $500 for attendance at a directors' meeting.

         The executive officers of the Company, Messrs. William B. Klinsky and Ernest J. Schwartz, are appointed by the Board of Directors and serve until the next annual meeting of shareholders.



                 RATIFICATION OF THE APPOINTMENT BY THE BOARD OF
                   DIRECTORS OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has selected Deloitte & Touche LLP to serve as its independent public accountants for the fiscal year commencing August 1, 1998 and ending July 31, 1999. Deloitte & Touche LLP also served as the Company's principal accountants during the fiscal year ended July 31, 1998. Unless otherwise directed, the Proxy will be voted to ratify and approve such appointment. The firm has advised the Company that it will have a representative present at the annual meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.



                            EXPENSES OF SOLICITATION

         The Company will bear the expense of preparing and mailing this proxy material. Solicitation of proxies will be by mail, except that directors, officers and regular employees of the Company may make solicitations of proxies by telephone, telegram or by personal calls. In addition, the Company may reimburse brokerage houses, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding proxy and proxy material to principals and obtaining their proxies.

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

         The only matters which Management intends to present at the meeting are set forth in the Notice to Shareholders. Management knows of no other matters which will be brought before the meeting by any other person. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters. The meeting may receive and record reports of the officers of the Company. No action is contemplated to be taken on these reports.

         A shareholder proposal which is intended to be considered for inclusion in the Company's proxy statement and proxy for presentation at the 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive offices, 2290 First National Building, Detroit, Michigan 48226, by June 25, 1999.

         A shareholder proposal that is intended to be presented at the Company's 1999 Annual Meeting of Shareholders, but is not intended to be considered for inclusion in the Company's proxy statement and proxy related to that meeting, must be received by the Company at its principal executive offices, 2290 First National Building, Detroit, Michigan 48226, by September 11, 1999. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.


                             REQUEST TO SHAREHOLDERS

         Each shareholder is requested to promptly execute and return the enclosed proxy. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors,




                                             /S/ ERNEST J. SCHWARTZ
                                             ----------------------
                                             ERNEST J. SCHWARTZ
                                             Secretary

Dated:  October 23, 1998

PROXY
                           VALOR INVESTMENT FUND, INC.

                                DETROIT, MICHIGAN

         I, the undersigned, do hereby appoint William B. Klinsky and Ernest J. Schwartz, and each of them, with power of substitution in each, as my attorneys or attorney for me and in my name to represent and vote all of my shares in VALOR INVESTMENT FUND, INC. at the Annual Meeting of the Shareholders of said Company, to be held on November 10, 1998, at 222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401 at 10:15 a.m., Eastern Standard Time, or at any adjournments of said meeting.

         The proxies are authorized to vote with respect to the following matters:

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS GIVEN BELOW, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE FOUR NOMINEES NAMED BELOW AND FOR ITEM 2.

 1.      ELECTION OF DIRECTORS

         / /      FOR all nominees listed            / /      WITHHOLD AUTHORITY
                  below (except as marked to the              to vote for all
                  contrary below)                             nominees listed
                                                              below
                     William B. Klinsky, Ernest J. Schwartz,
                      Walter J. Sloane and William L. Jiler

  INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's  name on the line provided below:

                       -----------------------------------

  2. PROPOSAL TO RATIFY AND APPROVE DELOITTE & TOUCHE LLP as the independent auditors of the Company for the fiscal year ending July 31, 1999.

           / /      FOR      / /      AGAINST     / /      ABSTAIN

  3. Any other matters properly coming before the meeting or any adjournment thereof.

                      (Please use other side for signature)

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VALOR INVESTMENT FUND, INC.

         Receipt of the Notice of the Meeting and accompanying Proxy Statement is hereby acknowledged.


Dated:_____________, 1998                         ______________________________
                                                    (Signature(s))


___________________________________

Kindly date and sign this Proxy and mail it at once in the accompanying addressed envelope.

When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer and affix the corporate seal.